                                                                Exhibit 16


SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1996, the yield for the Kentucky Tax Free Income Series was 4.64% and was calculated as follows:

             YIELD=

                                   2[ ((a-b / cd) +1) to the 6th power - 1 ]

             Where:      a =       Interest earned during the period.
                                   Interest earned during the 30-day
                                   period ended was $1,278,470.14

                         b =       Expenses accrued for the period:
                                   $149,569.14

                         c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                                   40,101,064.725

                         d = The maximum offering price per share on the last day of the period, June 30, 1996: $7.35.

                                   EXHIBIT 16

The average annual total return for the Kentucky Tax Free Income Series for the one-year period ended June 30, 1996, was 6.38% and was calculated as follows:


                                                    P(1 + T)n(exponent)  = ERV

                     Where:               P =       a hypothetical initial
                                                    payment of $1,000

                                          T =       average annual total return

                                          n =       number of years - 1

                                          ERV =     The redeemable value of the
                                                    initial hypothetical $1,000
                                                    payment  made at the
                                                    beginning of the one-year
                                                    period:  $1,063.80

The average annual total return for the Kentucky Tax Free Income Series for the period July 1, 1991 to June 30, 1996, was 7.55% and for the period July 1, 1986 to June 30, 1996, was 7.83%. The average annual total return for each of these periods was calculated in a manner similar to that described above.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($7.29) equals initial number of shares (137.174 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 137.174 plus incremental number of shares of 7.561 equals 144.735 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value.
           (144.735 shares x $7.35 = $1,063.80)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one-year period ending June 30, 1996 was as follows:

Payable               Total                                      Cumulative
Reinvestment         Quarterly            Reinvestment           Incremental
Date                 Dividend             Price                  Shares
----                 --------             -----                  ------
 6/30/95                                   $7.29
 9/30/95              .1019466              7.41                 1.887
12/31/95              .1010274              7.62                 3.731
 3/31/96              .0992825              7.40                 5.621
 6/30/96              .0998299              7.35                 7.561


COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1996, the tax equivalent yield for the Kentucky Tax Free Income Series was 6.44% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                  [A  / (1 - B)  ] + C

                     Where:       A =   The part of the series yield that is
                                        tax-exempt: 4.64%

                                  B =   Stated tax rate:  28%

                                  C =   That part of the series yield that
                                        is not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1996, the yield for the Kentucky Tax Free Short-to-Medium Series was 3.095% and was calculated as follows:

                 YIELD =

                                       2[ ((a-b / cd) +1) to the 6th power - 1 ]

                 Where:       a =       Interest earned during the period.
                                        Interest  earned  during the 30-day
                                        period ended was $208,083.93

                              b =       Expenses accrued for the period:
                                        $39,517.25

                              c =       The average daily number of shares
                                        outstanding during the period that
                                        were entitled to receive dividends:
                                        12,651,080.099

                              d =       The  maximum offering price per
                                        share on the last day of the
                                        period,  June 30, 1996:  $5.20

                                   EXHIBIT 16

The average annual total return for the Kentucky Tax Free Short-to-Medium Series for the one-year period ended June 30, 1996, was 4.51% and was calculated as follows:

                                              P(1 + T)n(exponent)   = ERV

                     Where:         P =       a hypothetical initial payment of
                                              $1,000

                                    T =       average annual total return

                                    n =       number of years - 1

                                    ERV =     The redeemable value of the
                                              initial hypothetical $1,000
                                              payment made at the beginning of
                                              the one-year period:  $1,045.05

The average annual total return for the Kentucky Tax Free Short-to-Medium Series for the period July 1, 1991 to June 30, 1996, was 5.02% and was calculated in a similar manner.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($5.18) equals initial number of shares (193.050 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 193.050 plus incremental number of shares of 7.922 equals 200.972 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value.
           (200.972 shares x $5.20 = $1,045.05)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 1996 was as follows:

Payable                Total                                      Cumulative
Reinvestment          Quarterly            Reinvestment           Incremental
Date                  Dividend             Price                  Shares
----                  --------             -----                  ------

 6/30/95                                    $5.18
 9/30/95              .0512472               5.20                1.903
12/31/95              .0534719               5.25                3.888
 3/31/96              .0527926               5.18                5.895
 6/30/96              .0529703               5.20                7.922


COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1996, the tax equivalent yield for the Kentucky Tax Free Short-to-Medium Series was 4.29% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                   [A  / (1 - B)  ] + C

                     Where:        A =   The part of the series yield that is
                                         tax-exempt:  3.095%

                                   B =   Stated tax rate:  28%

                                   C =   That part of the series yield that is
                                         not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1996, the yield for the Tennessee Tax Free Income Series was 5.114% and was calculated as follows:

            YIELD =

                                  2[ ((a-b / cd) +1) to the 6th power - 1 ]

            Where:      a =       Interest earned during the period.
                                  Interest  earned  during the 30-day
                                  period ended was $37,327.26

                        b =       Expenses accrued for the period:
                                  $3,571.34

                        c = The average daily number of shares outstanding during the period that were entitled to receive dividends:
                                  787,144.068

                        d = The maximum offering price per share on the last day of the period, June 30, 1996: $10.17.

                                   EXHIBIT 16

The average annual total return for the Tennessee Tax Free Income Series for the one year period ended June 30, 1996, was 6.65% and was calculated as follows:


                                          P(1 + T)n(exponent)   = ERV

            Where:    P =     a hypothetical initial payment of $1,000

                              T =       average annual total return

                              n =       number of years - 1

                              ERV = The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the one-year period:
                                        $1,066.47

The average annualized total return for the Tennessee Tax Free Income Series for the period July 1, 1995 to June 30, 1996, was 6.65% and was calculated in a manner similar to that described above.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.05) equals initial number of shares (99.502 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 99.502 plus incremental number of shares of 5.362 equals 104.864 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value.
           (104.864 shares x $10.17 = $1,066.47)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one-year period ending June 30, 1996 was as follows:

Payable               Total                                       Cumulative
Reinvestment          Quarterly            Reinvestment           Incremental
Date                  Dividend             Price                  Shares
----                  --------             -----                  ------

06/30/95                                   $10.05
09/30/95              .1364619              10.14                1.339
12/31/95              .1356862              10.52                2.639
03/31/96              .1348359              10.23                3.986
06/30/96              .1352157              10.17                5.362


COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1996, the tax equivalent yield for the Tennessee Tax Free Income Series was 7.10% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                   [A  / (1 - B)  ] + C

                     Where:        A =   The part of the series yield that is
                                         tax-exempt: 5.114%

                                   B =   Stated tax rate:  28%

                                   C =   That part of the series yield that is
                                         not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1996, the yield for the Tennessee Tax Free Short-to-Medium Series was 3.208% and was calculated as follows:

                YIELD:

                                    2[ ((a-b / cd) +1) to the 6th power - 1 ]

                Where:      a =      Interest  earned  during the  period.
                                     Interest  earned  during the 30-day
                                     period ended was $7,645.84

                            b =      Expenses accrued for the period:
                                     $1,017.33

                            c =      The  average daily number of shares
                                     outstanding  during the period that
                                     were entitled to receive dividends:
                                     243,530.566

                            d =      The  maximum  offering  price  per
                                     share on the last day of the  period,
                                     June 30, 1996: $10.25.

                                   EXHIBIT 16

The average annual total return for the Tennessee Tax Free Short-to-Medium Series for the one year period ended June 30, 1996, was 4.62% and was calculated as follows:

                                     P(1 + T)n(exponent)   = ERV

                 Where:      P =     a hypothetical initial payment of $1,000

                             T =     average annual total return

                             n =     number of years - 1

                             ERV = The redeemable value of the initial hypothetical $1,000 payment made at the beginning of the one-year period: $1,046.21

The average annualized total return for the Tennessee Tax-Free Short-to-Medium Series for the one year period July 1, 1995 to June 30, 1996, was 4.62% and was calculated in a manner similar to that described above.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.20) equals initial number of shares (98.039 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 98.039 plus incremental number of shares of 4.030 equals 102.069 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value.
           (102.069 shares x $10.25 = $1,046.21)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the one year period ending June 30, 1996 was as follows:

Payable              Total                                     Cumulative
Reinvestment         Quarterly            Reinvestment         Incremental
Date                 Dividend             Price                Shares
----                 --------             -----                ------

06/30/95                                 $10.20
09/30/95            .1063215              10.31                 1.011
12/31/95            .1048237              10.35                 2.014
03/31/96            .1034306              10.26                 3.023
06/30/96            .1021461              10.25                 4.030

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1996, the tax equivalent yield for the Tennessee Tax-Free Short-to-Medium Series was 4.46% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                                  [A  / (1 - B)  ] + C

                     Where:       A =   The part of the series yield that is
                                        tax-exempt: 3.208%

                                  B =   Stated tax rate:  28%

                                  C =   That part of the series yield that is
                                        not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1996, the yield for the Intermediate Government Bond Series was 6.711% and was calculated as follows:

              YIELD =

                                2[ ((a-b / cd) +1) to the 6th power - 1 ]

              Where:     a =    Interest earned during the  period.
                                Interest earned during the 30-day
                                period ended was $45,585.55

                         b =    Expenses accrued for the period: $2,513.73

                         c = The average daily number of shares outstanding during the period that were entitled to receive dividends: 792,814.861

                         d = The maximum offering price per share on the last day of the period, June 30, 1996: $9.85

                                   EXHIBIT 16

The average annual total return for the Intermediate Government Bond Series for the one-year period ended June 30, 1996, was 4.15% and was calculated as follows:


                                             P(1 + T)n(exponent)   = ERV

                     Where:        P =       a hypothetical initial payment
                                             of $1,000

                                   T =       average annual total return

                                   n =       number of years - 1

                                   ERV =     The  redeemable  value of the
                                             initial  hypothetical  $1,000
                                             payment  made at the beginning of
                                             the one-year period:  $1,041.45.

The average annual total return for the Intermediate Government Bond Series for the period July 1, 1995 to June 30, 1996, was 4.18% and was calculated in a similar manner.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-year period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.15) equals initial number of shares (98.522 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 98.522 plus incremental number of shares of 7.209 equals 105.731 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value.
           (105.731 shares x $9.85 = $1,041.45)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares of the one-year period ending June 30, 1996 was as follows:

Payable              Total                                         Cumulative
Reinvestment         Quarterly            Reinvestment             Incremental
Date                 Dividend             Price                    Shares
----                 --------             -----                    ------

 6/30/95                                   $10.15
 9/30/95              .1821631              10.12                  1.773
12/31/95              .1802146              10.34                  3.521
 3/31/96              .1773421              10.00                  5.331
 6/30/96              .1781332               9.85                  7.209

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1996, the tax equivalent yield for the Intermediate Government Bond Series was 9.32% (based on a tax rate of 28%) and was calculated as follows:

Tax Equivalent Yield =

                                     [A  / (1 - B)  ] + C

                     Where: A =   The part of the series yield that is
                                  tax-exempt:  6.711%

                                  B =       Stated tax rate:  28%

                                  C =       That part of the series yield
                                            that is not tax-exempt:  0.

SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1996, the yield for the North Carolina Tax Free Income Series was 5.295% and was calculated as follows:

                     YIELD:

                                           2[ ((a-b / cd) +1) to the 6th
                                           power - 1 ]

                     Where:        a =     Interest earned  during the period.
                                           Interest  earned  during the 30-day
                                           period ended was $4,802.96

                                   b =     Expenses accrued for the period:
                                           $250.20

                                   c = The average daily number of shares outstanding during the period that were entitled to receive
                                           dividends:  105,572.221

                                   d =     The  maximum  offering  price  per
                                           share on the last day of the period,
                                           June 30, 1996: $9.88.

                                   EXHIBIT 16

The average annual total return for the North Carolina Tax Free Income Series for the period ended November 16, 1995 (commencement of operations) to June 30, 1996, was 3.23% and was calculated as follows:

                                        P(1 + T)n(exponent)   = ERV

                     Where:      P =    a hypothetical initial payment of $1,000

                                 T =    average annual total return

                                 n =    number of years - 1

                                 ERV =  The  redeemable  value of the initial
                                        hypothetical $1,000 payment made at the
                                        beginning of the one-year period:
                                        $1,020.20

The average annualized total return for the North Carolina Tax-Free Income Series for the period November 16, 1995 (commencement of operations) to June 30, 1996, was 3.23% and was calculated in a manner similar to that described above.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.00) equals initial number of shares
           (100.000 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 100.000 plus incremental number of shares of 3.259 equals 103.259 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value.
           (103.259 shares x $9.88 = $1,020.20)

The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the period November 16, 1995 (commencement of operations) to June 30, 1996 was as follows:

Payable              Total                                        Cumulative
Reinvestment         Quarterly            Reinvestment            Incremental
Date                 Dividend             Price                   Shares
----                 --------             -----                   ------

11/01/95                                   $10.00
12/31/95             .0650216               10.28                  .633
 3/31/96             .1274040                9.88                 1.930
 6/30/96             .1288432                9.88                 3.259

COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1996, the tax equivalent yield for the North Carolina Tax-Free Income Series was 7.35% (based on a tax rate of 28%) and was calculated as follows:


Tax Equivalent Yield =

                               [A  / (1 - B)  ] + C

                 Where:        A =   The part of the series yield that is
                                     tax-exempt: 5.295%

                               B =   Stated tax rate:  28%

                               C = That part of the series yield that is not tax-exempt: 0.




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






SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to interest earned during a thirty-day period less expenses accrued for the period and is based on the average number of shares outstanding for the period and on the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized.

Interest earned is determined by computing yield to maturity on each obligation held by the fund during the period and is based on the market value of the obligation plus accrued interest at the close of business on each day during the thirty-day period. Daily interest income for premium obligations is calculated using the daily yield to maturity rate applied to market value plus accrued interest of the obligations. For discount bonds, other than original issue discounts, the coupon rate is used instead of the yield to maturity rate and the par value of the obligation plus accrued interest is used instead of market value.

At June 30, 1996, the yield for the North Carolina Tax Free Short-to-Medium Series was 3.804% and was calculated as follows:

                YIELD:

                                   2[ ((a-b / cd) +1) to the 6th power - 1 ]

                Where:       a =    Interest  earned  during the  period.
                                    Interest  earned  during the 30-day
                                    period ended was $3,953.56

                             b =    Expenses accrued for the period:  $285.53

                             c =    The  average  daily  number of shares
                                    outstanding  during  the  period  that were
                                    entitled to receive dividends:  116,752.343

                             d = The maximum offering price per share on the last day of the period, June 30, 1996:
                                    $9.99.




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



                                   EXHIBIT 16

The average annual total return for the North Carolina Tax Free Short-to-Medium Series for the period ended November 16, 1995 (commencement of operations) to June 30, 1996, was 3.79% and was calculated as follows:

                                            P(1 + T)n(exponent)   = ERV

                     Where:        P =      a hypothetical initial payment of
                                            $1,000

                                   T =      average annual total return

                                   n =      number of years - 1

                                   ERV =    The redeemable value of the initial
                                            hypothetical  $1,000  payment  made
                                            at the beginning of the one-year
                                            period:  $1,023.66

The average annualized total return for the North Carolina Tax-Free Short-to-Medium Series for the period November 16, 1995 (commencement of operations) to June 30, 1996, was 3.79% and was calculated in a manner similar to that described above.

The ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period was calculated as follows:

Step 1 - Initial investment ($1,000) divided by beginning Net Asset Value per share ($10.00) equals initial number of shares (100.000 shares).

Step 2 - Convert initial shares to ending shares assuming timely reinvested distributions. Initial shares of 100.000 plus incremental number of shares of 2.468 equals 102.468 ending shares.

Step 3 - Determine value of ending shares. Number of ending shares times ending Net Asset Value per share equals ending value.
           (102.468 shares x $9.99 = $1,023.66)




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



The above calculation assumes that all distributions are reinvested on the payment date at the then current net asset value per share. The resulting calculation of reinvested shares for the period November 16, 1995 (commencement of operations) to June 30, 1996 was as follows:

Payable              Total                                       Cumulative
Reinvestment         Quarterly            Reinvestment           Incremental
Date                 Dividend             Price                  Shares
----                 --------             -----                  ------

11/01/95                                  $10.00
12/31/95             .0488899              10.07                  .487
 3/31/96             .0976193               9.99                 1.467
 6/30/96             .0981464               9.99                 2.468



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



COMPUTATION OF TAX EQUIVALENT YIELD

The tax equivalent yield is computed by dividing (a) the part of the series yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the series yield that is not tax-exempt.

At June 30, 1996, the tax equivalent yield for the North Carolina Tax-Free Short-to-Medium Series was 5.28% (based on a tax rate of 28%) and was calculated as follows:

Tax Equivalent Yield =

                                  [A  / (1 - B)  ] + C

                     Where:       A =   The part of the series yield that is
                                        tax-exempt: 3.804%

                                  B =   Stated tax rate:  28%

                                  C =   That part of the series yield that is
                                        not tax-exempt:  0.



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